EXHIBIT 32 – SECTION 1350 CERTIFICATIONS

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, A.L. Giannopoulos, Chairman, President and Chief Executive Officer of MICROS Systems, Inc. (“Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-K for the fiscal year ended June 30, 2006 of the Registrant (the “Report”):

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 13, 2006	/s/ A.L. Giannopoulos

A.L. Giannopoulos

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gary C. Kaufman, Executive Vice President of Finance and Administration and the Chief Financial Officer of MICROS Systems, Inc. (“Registrant”), certify that to the best of my knowledge, based upon a review of the annual report on Form 10-K for the fiscal year ended June 30, 2006 of the Registrant (the “Report”):

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 13, 2006	/s/ Gary C. Kaufman

Gary C. Kaufman